Virtus Global Allocation Fund
(the “Fund”),
a series of Virtus Strategy Trust (the “Trust”)

Supplement dated August 25, 2025, to the Summary and Statutory Prospectuses (the “Prospectuses”) dated January 28, 2025, as supplemented

IMPORTANT NOTICE TO INVESTORS

The following changes to the Fund’s Prospectuses will be effective on August 26, 2025.

The Fund’s investment adviser has reduced the management fee to 0.10%. Further changes to the Fund’s prospectuses are described in more detail below.

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Under “Fees and Expenses” in the Fund’s summary prospectus and the summary section of the statutory prospectus, the “Shareholder Fees” and “Annual Fund Operating Expenses” tables and associated footnotes will be replaced with the following:

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Institutional	Class R6
Management Fees(b)	0.10%	0.10%	0.10%	0.10%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(c)	0.38%	0.39%	0.37%	0.28%
Acquired Fund Fees and Expenses(c)	0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses(d)	0.98%	1.74%	0.72%	0.63%
Less: Fee Waiver and/or Expense Reimbursement(e)	(0.21)%	(0.22)%	(0.18)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(d)(e)	0.77%	1.52%	0.54%	0.47%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b)	Restated to reflect current management fee.
(c)	Estimated for current fiscal year, as annualized.
(d)

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(e)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.52% for Class A Shares, 1.27% for Class C Shares, 0.29% for Institutional Class Shares and 0.22% for Class R6 Shares through February 1, 2027. Prior to February 1, 2027, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Under “Fees and Expenses,” the “Example” table will be replaced with the following:

Example

Class	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$624	$825	$1,043	$1,667
Class C	Sold	$255	$527	$923	$2,033
	Held	$155	$527	$923	$2,033
Institutional Class	Sold or Held	$55	$212	$383	$878
Class R6	Sold or Held	$48	$186	$335	$771

The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus, as well as in the section “More Information about Risks Related to Principal Investment strategies” the disclosure under “Principal Investment Strategies” starting on page 34 of the statutory prospectus relating to the Fund, will be replaced with the following:

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks to achieve its investment objective by primarily investing across global equity securities and U.S. fixed income instruments, with the majority of those assets indirectly invested in those asset classes through mutual funds and/or exchange-traded funds (“ETFs”), including those managed by the fund’s subadvisers and/or their affiliates. The fund may also invest directly in such asset classes, such as through common stocks, individual bonds, convertible securities, and in derivative instruments such as equity-linked notes and futures. The fund’s allocations to different strategies and instruments are expected to vary over time and from time to time.

The fund’s subadvisers select investments based on their classifications, risk/return expectations, income potential and other factors. The fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the fund’s portfolio is managed. The Equity Component can include direct or indirect exposure to equity securities of any market capitalization, including small capitalization, any sector and from any country, including emerging markets. Under normal circumstances, the Equity Component will be invested in securities of both U.S. and non-U.S. issuers. The fund’s subadviser determines the country of each issuer of the fund’s investments and generally bases its determination on the country of the issuer’s domicile. The Fixed Income Component primarily consists of direct or indirect exposure to fixed income securities from any sector, of any credit-quality including high yield bonds (commonly known as “junk bonds”), from any part of the capital structure including loans, preferred securities and convertibles, denominated in any currency and issued by any country including emerging markets. Depending on market conditions, the Equity Component may range between approximately 50% and 70% of the fund’s assets. The Fixed Income Component may range between approximately 10% and 70% of the fund’s assets. The fund’s investments in each component may vary from the ranges due to market movements, and it is at the portfolio managers’ discretion when to bring the fund back within the range. The portfolio managers adjust the fund’s exposure to each of the Equity Component and the Fixed Income Component in response to changes in their views based on their analysis of market, macroeconomic and other factors, such as equity price levels, interest rate levels and their anticipated direction. Such adjustments may be achieved through purchases and/or sales of the fund’s holdings in the Equity Component and/or the Fixed Income Component, and/or through the use of derivatives. As a result of its derivative positions, the fund may have gross investment exposures in excess of 100% of its net assets (i.e., the fund may be leveraged) and therefore subject to a heightened risk of loss. The fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

Under normal circumstances, the fund will seek to generate additional income by buying equity-linked notes (ELNs) that are designed by the fund's portfolio management team to have the effect of writing (selling) covered call options on a portion of its equity portfolio. In implementing its investment strategies, the fund also may make substantial use of other over-the-counter (OTC) and exchange-traded derivatives, including futures contracts, credit default swaps and options (calls and puts) purchased or sold by the fund. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Derivatives positions are eligible to be held in both the Equity Component and the Fixed Income Component of the fund. The fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the fund’s obligations under derivative transactions.

The fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the fund’s target asset allocation, or if the instrument is otherwise deemed inappropriate.

The disclosure under the “Principal Risks” in the summary prospectus and in the summary section of the statutory prospectus will be restated as follows:

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadvisers expect. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of any underlying funds in which the fund invests. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below (in alphabetical order after the first seven risks).

> Allocation Risk: If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), geopolitical risk, acts of terrorism, the spread of infectious illness or other public health issue, recessions, tariffs and other restrictions on trade, or the threat or potential of one or more such events and developments, could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Issuer Risk: The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Debt Instruments Risk: Debt instruments are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> Derivatives Risk: Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

> Affiliated Fund and ETF Risk: The fund’s subadviser may select and substitute affiliated and/or unaffiliated mutual funds and/or exchange-traded funds (ETFs), which may create a conflict of interest because the subadviser or its affiliate(s) may receive fees from affiliated funds and/or ETFs, some of which pay the subadviser or its affiliate(s) more than others.

> Convertible Securities Risk: The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security may be called for redemption at a time and/or price unfavorable to the fund.

> Counterparty Risk: There is risk that a party upon whom the fund relies to complete a transaction will default.

> Covered Call Option Writing Risk: By writing covered call options in return for the receipt of premiums, the fund will give up the opportunity to benefit from potential increases in the value of the reference benchmark above the exercise prices of such options, but will continue to bear the risk of declines in the value of the reference benchmark. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying benchmark over time.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets. Such securities may also be subject to Sanctions Risk.

> Equity-Linked Instruments Risk: The performance of equity-linked instruments is subject to similar risks to those of the referenced equity security, in addition to the risk that the equity-linked instruments fail to replicate the performance of the referenced equity security. Equity-linked instruments also expose the fund to counterparty risk, which could result in a loss of all or part of the fund’s investment.

> Equity Linked Notes (ELNs) Risk: When the fund invests in ELNs, it receives cash but limits its opportunity to profit from an increase in the market value of the reference benchmark because of the limits relating to the call options written within the particular ELN. Investments in ELNs often have risks similar to the reference benchmark, which include market risk. Should the price of the reference benchmark move in an unexpected manner, the fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the fund’s entire principal investment.

> Focused Investment Risk: To the extent the fund focuses its investments on a limited number of issuers, sectors, industries, geographic regions or portfolio themes, it may be subject to increased risk and volatility.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Fund of Funds Risk: Because the fund can invest in other funds, it bears its proportionate share of the operating expenses and management fees of, and may be adversely affected by, the underlying fund(s). The expenses associated with the fund’s investment in other funds will cost shareholders more than direct investments would have cost.

> High-Yield Fixed Income Securities (Junk Bonds) Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

> Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

> Leverage Risk: When the fund leverages its portfolio by borrowing or by engaging in certain types of transactions or instruments, including derivatives, the fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

> Liquidity Risk: Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

> Mortgage-Backed and Asset-Backed Securities Risk: Changes in interest rates may cause both extension and prepayment risks for mortgage-backed and asset-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the fund.

> Mutual Fund and ETF Investing Risk: The fund will be indirectly affected by factors, risks and performance specific to any other mutual fund and/or exchange-traded fund (ETF) (“underlying fund”) in which it invests. Further, the net asset value per share of each underlying fund will include the effect of any fees and expenses of the underlying fund, so the fund’s investment in such underlying funds will cause the fund to indirectly bear its proportionate share of such fees and expenses, which are reflected in the fund’s Fees and Expenses table as “Acquired Fund Fees and Expenses” if they are estimated to amount to at least 0.01% of the fund’s total net assets.

> Portfolio Turnover Risk: The fund’s principal investment strategies may result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

> Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

> Real Estate Investment Risk: The fund may be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, changes in the value of the underlying real estate and defaults by lessees and/or borrowers.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

> Sanctions Risk: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the fund’s liquidity and performance.

> Small and Medium Market Capitalization Companies Risk: The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

> Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

-- End of Supplement Data --

In the Management Fees table in the section “Management of the Funds” on page 56 of the statutory prospectus, the row corresponding to the Fund will be replaced with the following:

Fund	Management Fee
Virtus Global Allocation Fund	0.10%

In the table in the section “Tax Status of Distributions” on page 75 of the statutory prospectus, the row corresponding to the Fund will be replaced with the following:

Fund	Dividend Paid
Virtus Global Allocation Fund	Monthly

Investors should retain this supplement with the Prospectuses for future reference.

VST 8060/Global Allocation Strategy Changes (8/2025)